November 6, 2015

PRESS RELEASE

Century Casinos, Inc. Announces Third Quarter 2015 Results

Colorado Springs, Colorado – November 6, 2015 – Century Casinos, Inc. (NASDAQ Capital Market®: CNTY) today announced its financial results for the three and nine months ended September 30, 2015.

Third Quarter 2015 Highlights*

•	Net operating revenue was $33.5 million, a 19% increase from the three months ended September 30, 2014.
•	Adjusted EBITDA** was $6.7 million, a 133% increase from the three months ended September 30, 2014.
•	Net earnings attributable to Century Casinos, Inc. shareholders were $2.7 million, a 243% increase from the three months ended September 30, 2014.
•	Earnings per share were $0.11.
•	Book value per share*** at September 30, 2015 was $5.04.

The period over period increases in net operating revenue, Adjusted EBITDA** and net earnings attributable to Century Casinos, Inc. shareholders relate to the operating results of Century Downs Racetrack and Casino (“CDR”) and Century Bets!, Inc. (“CBS”). CDR opened its casino on April 1, 2015 and held its first horse race on April 25, 2015. The Company owns 75% of CDR through one of its subsidiaries. CBS began operating the pari-mutuel network in southern Alberta on May 4, 2015. The Company owns 75% of CBS through one of its subsidiaries.

*Amounts presented are rounded.  As such, rounding differences could occur in period over period changes and percentages reported.

**Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

*** The Company defines book value per share as total Century Casinos shareholders’ equity divided by outstanding common shares.

1/13

Amounts in thousands, except per share data	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
Consolidated Results:	2015	2014	% Change	2015	2014	% Change
Net operating revenue	$33,526	$28,123	19%	$101,803	$88,790	15%
Earnings from operations	4,082	715	471%	14,021	2,020	594%
Net earnings attributable to Century Casinos, Inc. shareholders	2,728	796	243%	11,170	1,462	664%

Adjusted EBITDA**	$6,719	$2,881	133%	$18,292	$8,806	108%

Earnings per share:
Basic	$0.11	$0.03	267%	$0.46	$0.06	667%
Diluted	$0.11	$0.03	267%	$0.46	$0.06	667%
Weighted average common shares:
Basic	24,399	24,381		24,389	24,380
Diluted	24,440	24,417		24,430	24,419

“This is our fourth consecutive quarter with revenue and Adjusted EBITDA growth,” Erwin Haitzmann and Peter Hoetzinger, Co Chief Executive Officers of Century Casinos, said. “We are very pleased with the momentum we have in our business across all geographies and all customer demographics,” they continued.

*Amounts presented are rounded.  As such, rounding differences could occur in period over period changes and percentages reported.

**Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

*** The Company defines book value per share as total Century Casinos shareholders’ equity divided by outstanding common shares.

2/13

Three and Nine Months Ended September 30, 2015 Results*

The table below shows the Company’s operating segments that are included in each of the Company’s reportable segments:

Reportable Segment	Operating Segment
Canada	Century Casino & Hotel - Edmonton
Canada	Century Casino Calgary
Canada	Century Downs Racetrack and Casino
Canada	Century Bets!
United States	Century Casino & Hotel – Central City
United States	Century Casino & Hotel – Cripple Creek
Poland	Casinos Poland
Corporate and Other	Cruise Ships & Other
Corporate and Other	Corporate Other

Net operating revenue increased by $5.4 million, or 19%, and $13.0 million, or 15%, for the three and nine months ended September 30, 2015 compared to the three and nine months ended September 30, 2014.  Following is a summary of the changes in net operating revenue by segment for the three and nine months ended September 30, 2015 compared to the three and nine months ended September 30, 2014:

	Net Operating Revenue
	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2015/2014		2015/2014
Amounts in millions	Change	% Change	Change	% Change
Canada	$3.9	48%	$8.4	33%
United States	0.7	10%	1.5	7%
Poland	2.0	19%	1.8	5%
Corporate and Other	(1.3)	(58%)	1.3	23%
Total	$5.4	19%	$13.0	15%

*Amounts presented are rounded.  As such, rounding differences could occur in period over period changes and percentages reported.

**Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

*** The Company defines book value per share as total Century Casinos shareholders’ equity divided by outstanding common shares.

3/13

Earnings from operations increased by $3.4 million, or 471%, and $12.0 million, or 594%, for the three and nine months ended September 30, 2015 compared to the three and nine months ended September 30, 2014.   Following is a summary of the changes in earnings from operations by segment for the three and nine months ended September 30, 2015 compared to the three and nine months ended September 30, 2014:

	Earnings from Operations
	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2015/2014		2015/2014
Amounts in millions	Change	% Change	Change	% Change
Canada	$1.4	71%	$3.7	62%
United States	0.7	86%	1.6	93%
Poland	1.5	270%	4.3	383%
Corporate and Other	(0.2)	(14%)	2.3	50%
Total	$3.4	471%	$12.0	594%

Net earnings attributable to Century Casinos, Inc. shareholders increased by $1.9 million, or 243%, and $9.7 million, or 664%, for the three and nine months ended September 30, 2015 compared to the three and nine months ended September 30, 2014.  Following is a summary of the changes in net earnings attributable to Century Casinos, Inc. shareholders by segment for the three and nine months ended September 30, 2015 compared to the three and nine months ended September 30, 2014:

	Net Earnings Attributable to Century Casinos, Inc. Shareholders
	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2015/2014		2015/2014
Amounts in millions	Change	% Change	Change	% Change
Canada	$0.4	26%	$1.9	43%
United States	0.4	86%	1.0	93%
Poland	0.8	319%	2.4	436%
Corporate and Other	0.3	31%	4.3	123%
Total	$1.9	243%	$9.7	664%

Items deducted from or added to earnings from operations to arrive at net earnings attributable to Century Casinos, Inc. shareholders include interest income, interest expense, gains (losses) on foreign currency transactions and other, income tax expense and non-controlling interests.

*Amounts presented are rounded.  As such, rounding differences could occur in period over period changes and percentages reported.

**Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

*** The Company defines book value per share as total Century Casinos shareholders’ equity divided by outstanding common shares.

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*Amounts presented are rounded.  As such, rounding differences could occur in period over period changes and percentages reported.

**Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

*** The Company defines book value per share as total Century Casinos shareholders’ equity divided by outstanding common shares.

5/13

Segment Results (in thousands)*

The following are segment results for net operating revenue and Adjusted EBITDA**.

	Net Operating Revenue			Adjusted EBITDA**			Net Operating Revenue			Adjusted EBITDA**
	For the Three Months			For the Three Months			For the Nine Months			For the Nine Months
	Ended September 30,			Ended September 30,			Ended September 30,			Ended September 30,
	2015	2014	% Change	2015	2014	% Change	2015	2014	% Change	2015	2014	% Change
Canada	$12,198	$8,264	48%	$3,902	$2,393	63%	$33,951	$25,533	33%	$11,697	$7,324	60%
United States	7,958	7,252	10%	2,140	1,455	47%	21,960	20,456	7%	5,330	3,555	50%
Poland	12,449	10,425	19%	1,771	260	581%	38,858	37,087	5%	5,411	2,014	169%
Corporate and Other	921	2,182	(58%)	(1,094)	(1,227)	11%	7,034	5,714	23%	(4,146)	(4,087)	(1%)
Consolidated	$33,526	$28,123	19%	$6,719	$2,881	133%	$101,803	$88,790	15%	$18,292	$8,806	108%

*Amounts presented are rounded.  As such, rounding differences could occur in period over period changes and percentages reported.

**Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

*** The Company defines book value per share as total Century Casinos shareholders’ equity divided by outstanding common shares.

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Balance Sheet and Liquidity

As of September 30, 2015, the Company had $29.8 million in cash and cash equivalents and $39.8 million in outstanding debt on its balance sheet compared to $24.7 million in cash and cash equivalents and $38.3 million in outstanding debt at December 31, 2014.  The $39.8 million in outstanding debt as of September 30, 2015 includes $21.7 million related to the Company’s Bank of Montreal credit agreement,  $3.5 million related to Casinos Poland, Ltd. and $14.6 million related to a long-term land lease by CDR.

Conference Call Information

Today the Company will post a copy of its quarterly report on Form 10-Q filed with the SEC for the quarter ended September 30, 2015 on its website at http://corporate.cnty.com/investor-relations/sec-filings. The Company will also post a presentation on the third quarter results on its website at http://corporate.cnty.com/investor-relations/presentations-and-interviews.

Century Casinos will host its third quarter 2015 earnings conference call today at 8:00 am MST; 4:00 pm CET, respectively. U.S. domestic participants should dial 1-844-244-9160. For all international participants, please use 330-931-4670 to dial-in. Participants may listen to the call live at https://centurycasinos.adobeconnect.com/earningsrelease or obtain a recording of the call on the Company’s website until November 30, 2015 at http://corporate.cnty.com/investor-relations/sec-filings.

*Amounts presented are rounded.  As such, rounding differences could occur in period over period changes and percentages reported.

**Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

*** The Company defines book value per share as total Century Casinos shareholders’ equity divided by outstanding common shares.

7/13

(continued)

CENTURY CASINOS, INC. AND SUBSIDIARIES

FINANCIAL INFORMATION – US GAAP BASIS

Century Casinos, Inc.
Condensed Consolidated Statements of Earnings (Loss)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
Amounts in thousands, except for per share information	2015	2014	2015	2014
Operating revenue:
Net operating revenue	$33,526	$28,123	$101,803	$88,790
Operating costs and expenses:
Total operating costs and expenses	29,444	27,408	87,782	86,770
Earnings from operations	4,082	715	14,021	2,020
Non-operating income (expense):
Interest income	6	11	21	72
Interest expense	(816)	(707)	(2,527)	(2,090)
Gain on foreign currency transactions and other	240	200	1,142	375
Non-operating (expense), net	(570)	(496)	(1,364)	(1,643)
Earnings before income taxes	3,512	219	12,657	377
Income tax provision	373	138	402	786
Net earnings (loss)	3,139	81	12,255	(409)
Net (earnings) loss attributable to non-controlling interest	(411)	715	(1,085)	1871
Net earnings attributable to Century Casinos, Inc. shareholders	$2,728	$796	$11,170	$1,462

Earnings per share attributable to Century Casinos, Inc.:
Basic	$0.11	$0.03	$0.46	$0.06
Diluted	$0.11	$0.03	$0.46	$0.06

8/13

CENTURY CASINOS, INC. AND SUBSIDIARIES

FINANCIAL INFORMATION – US GAAP BASIS

Century Casinos, Inc.
Condensed Consolidated Balance Sheets
(Amounts in thousands)
	September 30,	December 31,
	2015	2014
Assets
Current assets	$35,651	$30,163
Property and equipment, net	132,770	134,627
Other assets	22,020	22,677
Total assets	$190,441	$187,467

Liabilities and Equity
Current liabilities	$24,865	$28,128
Non-current liabilities	37,853	36,913
Century Casinos, Inc. shareholders' equity	123,099	118,428
Non-controlling interest	4,624	3,998
Total liabilities and equity	$190,441	$187,467

9/13

CENTURY CASINOS, INC. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

Century Casinos, Inc.

Adjusted EBITDA Margins ** by Segment (unaudited)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2015	2014	2015	2014
Canada	32%	29%	35%	29%
United States	27%	20%	24%	17%
Poland	14%	3%	14%	5%
Corporate and Other	(119%)	(56%)	(59%)	(72%)
Consolidated Adjusted EBITDA Margin	20%	10%	18%	10%

Century Casinos, Inc.

Reconciliation of Adjusted EBITDA * to Net Earnings (Loss) by Segment

For the three months ended September 30, 2015

Amounts in thousands

	For the Three Months Ended September 30, 2015
	Canada	United States	Poland	Corporate and Other	Total
Net earnings (loss)	$1,957	$931	$536	$(696)	$2,728
Interest expense (income), net	783	0	31	(4)	810
Income taxes (benefit)	519	571	227	(944)	373
Depreciation and amortization	644	638	678	118	2,078
Non-controlling interest	145	0	266	0	411
Non-cash stock-based compensation	0	0	0	423	423
(Gain) loss on foreign currency transactions and other	(148)	0	(98)	6	(240)
Loss on disposition of fixed assets	2	0	131	3	136
Other one-time (income) costs	0	0	0	0	0
Adjusted EBITDA	$3,902	$2,140	$1,771	$(1,094)	$6,719

10/13

CENTURY CASINOS, INC. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

Century Casinos, Inc.

Reconciliation of Adjusted EBITDA * to Net Earnings (Loss) by Segment

For the three months ended September 30, 2014

Amounts in thousands

	For the Three Months Ended September 30, 2014
	Canada	United States	Poland	Corporate and Other	Total
Net earnings (loss)	$1,548	$501	$(245)	$(1,008)	$796
Interest expense (income), net	612	0	89	(5)	696
Income taxes (benefit)	387	307	(135)	(421)	138
Depreciation and amortization	487	647	725	191	2,050
Non-controlling interest	(594)	0	(121)	0	(715)
Non-cash stock-based compensation	0	0	0	14	14
(Gain) loss on foreign currency transactions and other	(47)	0	(155)	2	(200)
Gain on disposition of fixed assets	0	0	(12)	0	(12)
Other one-time (income) costs	0	0	114	0	114
Adjusted EBITDA	$2,393	$1,455	$260	$(1,227)	$2,881

Century Casinos, Inc.

Reconciliation of Adjusted EBITDA * to Net Earnings (Loss) by Segment

For the nine months ended September 30, 2015

Amounts in thousands

	For the Nine Months Ended September 30, 2015
	Canada	United States	Poland	Corporate and Other	Total
Net earnings	$6,355	$2,125	$1,884	$806	$11,170
Interest expense (income), net	2,406	0	110	(10)	2,506
Income taxes (benefit)	1,479	1,301	743	(3,121)	402
Depreciation and amortization	1,635	1,904	1,925	316	5,780
Non-controlling interest	143	0	942	0	1,085
Non-cash stock-based compensation	0	0	0	1,230	1,230
(Gain) loss on foreign currency transactions and other	(670)	0	(466)	(6)	(1,142)
Loss on disposition of fixed assets	4	0	273	4	281
Preopening expenses	345	0	0	0	345
Other one-time (income) costs	0	0	0	(3,365)	(3,365)
Adjusted EBITDA	$11,697	$5,330	$5,411	$(4,146)	$18,292

11/13

CENTURY CASINOS, INC. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

Century Casinos, Inc.

Reconciliation of Adjusted EBITDA * to Net Earnings (Loss) by Segment

For the nine months ended September 30, 2014

Amounts in thousands

	For the Nine Months Ended September 30, 2014
	Canada	United States	Poland	Corporate and Other	Total
Net earnings (loss)	$4,458	$1,103	$(561)	$(3,538)	$1,462
Interest expense (income), net	1,798	0	251	(31)	2,018
Income taxes (benefit)	1,400	676	(226)	(1,064)	786
Depreciation and amortization	1,432	1,775	2,141	472	5,820
Non-controlling interest	(1,592)	0	(279)	0	(1,871)
Non-cash stock-based compensation	0	0	0	57	57
(Gain) loss on foreign currency transactions and other	(69)	0	(320)	14	(375)
Loss on disposition of fixed assets	0	1	784	3	788
Other one-time (income) costs	(103)	0	224	0	121
Adjusted EBITDA	$7,324	$3,555	$2,014	$(4,087)	$8,806

*  The Company defines Adjusted EBITDA as net earnings (loss) before interest expense (income), net, income taxes (benefit), depreciation, amortization, non-controlling interest  (earnings) losses and transactions,  pre-opening expenses, acquisition costs, non-cash stock-based compensation charges, asset impairment costs, (gain) loss on disposition of fixed assets, discontinued operations, (gain) loss on foreign currency transactions and other, gain on business combination and certain other one-time items. Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net earnings (loss) and Adjusted EBITDA reported for each segment. Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity. These adjustments have no effect on the consolidated results as reported under accounting principles generally accepted in the United States of America (“US GAAP”). Adjusted EBITDA is not considered a measure of performance recognized under US GAAP. Management believes that Adjusted EBITDA is a valuable measure of the relative performance of the Company and its properties. The gaming industry commonly uses Adjusted EBITDA as a method of arriving at the economic value of a casino operation. Management uses Adjusted EBITDA to compare the relative operating performance of separate operating units by eliminating the above mentioned items associated with the varying levels of capital expenditures for infrastructure required to generate revenue, and the often high cost of acquiring existing operations. Adjusted EBITDA is used by the Company’s lending institution to gauge operating performance. The Company’s computation of Adjusted EBITDA may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Please see the reconciliation of Adjusted EBITDA to net earnings (loss) above.

12/13

CENTURY CASINOS, INC. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

**  The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by net operating revenue. Management uses this margin as one of several measures to evaluate the efficiency of the Company’s casino operations.

About Century Casinos, Inc.:

Century Casinos, Inc. is an international casino entertainment company that operates worldwide. The Company owns and operates Century Casino & Hotels in Cripple Creek and Central City, Colorado, and in Edmonton, Alberta, Canada and the Century Casino in Calgary, Alberta, Canada. Through its Austrian subsidiary, Century Casinos Europe GmbH (“CCE”), the Company holds a 66.6% ownership interest in Casinos Poland Ltd., the owner and operator of nine casinos in Poland. The Company, through CCE, also holds a 75% ownership interest in both CDR, which began operations in the north metropolitan area of Calgary, Alberta, Canada in April 2015, and CBS, which began operating the pari-mutuel off-track horse betting network in Southern Alberta, Canada in May 2015. The Company operates eleven ship-based casinos onboard ships of the following cruise lines: TUI Cruises, Windstar Cruises and Nova Star Cruises, Ltd. The Company manages the operations of the casino at the Hilton Aruba Caribbean Resort and Casino. The Company, through CCE, also owns a 7.5% interest in, and provides consulting services to, Mendoza Central Entretenimientos S.A., a company that provides gaming-related services to Mendoza Casino in Mendoza, Argentina.  The Company continues to pursue other international projects in various stages of development.

For more information about Century Casinos, visit our website at www.cnty.com. Century Casinos’ common stock trades on The NASDAQ Capital Market® under the symbol CNTY.

13/13

CENTURY CASINOS, INC. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

This release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of the management of Century Casinos based on information currently available to management. Such forward-looking statements include, but are not limited to, statements regarding future results of operations, operating efficiencies, synergies and operational performance, the prospects for projects in development, debt repayment, investments in joint ventures, outcomes of legal proceedings and plans for our casinos and our Company. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, among others, the risks described in the section entitled “Risk Factors” under Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2014 and in subsequent Form 10-Q filings. Century Casinos disclaims any obligation to revise or update any forward-looking statement that may be made from time to time by it or on its behalf.

14/13